EX-32.1 CERTIFICATION OF CEO/CFO (Pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002)

CERTIFICATION

Each officer signing below certifies that:

With respect to the Quarterly Report on Form 10-QSB ("Report"), for the Fiscal Quarter Ended April 30, 2007, of Franklin Lake Resources Inc. ("Issuer"), containing financial statements of Issuer, filed with the Securities and Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 ("Act"):

1 The Report fully complies with the requirements of Section 13(a) or 15(d) of the Act; and

2 The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Issuer.

Dated: June 13, 2007

/s/ Father Gregory Ofiesh
President & CEO and Acting Chief Financial Officer